DREYFUS GROWTH OPPORTUNITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    One of my more pleasant duties as portfolio manager of the Dreyfus Growth Opportunity Fund, Inc. is writing this letter to the shareholders. This report covers the annual reporting period ended February 28, 1997 during which the Fund's total return was 22.35%,* compared to 26.15% for the Standard and Poor's 500 Composite Stock Price Index** and 23.66% for the Standard and Poor's Barra Value Index.*** The performance of these major indexes proved to be extremely difficult to beat during this period given the stock market's overwhelming focus on the largest companies, particularly in the last half of the fiscal year. Indeed, the largest multinational companies are prospering, but economic strength is benefiting many companies, and one of our goals with the Fund is to diversify economic exposure, not to concentrate it in just a narrow part of the economy. Regardless, the performance results of the Fund came close to these market benchmarks, and outperformed the vast majority of mutual funds that also seek long-term capital growth. We are generally pleased with these results, especially since the Fund does not attempt to replicate these indexes and, therefore, has a different and, we believe, ultimately lower risk profile.
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further increase of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and to replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consumer goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. Hence, real wages are rising, rewarding productivity in many instances. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. Short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MARKET OVERVIEW
    The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.
    Nonetheless, a sell-off occurred in the last week of February, costing the Dow Jones Industrial Average 53.88 points for the week and sending the Standard & Poor's 500 down 10.95 points, the Nasdaq Composite 25.32 points and the Russell 2000 Index of small cap stocks 6.32 points. Even so, as February ended, the DJIA still held a gain of 1,341 points for the preceding twelve months, the S&P 500 was up by 146.45 and Nasdaq by 222.92. Small caps, however, as measured by the Russell 2000, were showing an increase of only
35.95 points for the twelve-month period.
    As these varying results indicate, the market is a highly selective one, closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks - sought after for their low price valuations - stood up better than growth stocks.
    Stock market sell-offs, when they occurred, were, however, gratifyingly short-lived. It appeared that some fundamentals gave the market resilience. One such factor was the continued high demand for stocks, particularly from those putting money away for retirement. The Investment Company Institute, the trade association of the mutual fund industry, reported that in January, 1997, mutual funds took in $29.39 billion in new money from investors. This smashed all previous records.
    Another supportive factor is corporate profits. The Wall Street Journal calculated that, among the stocks in the Dow Jones Industry Groups, profits in the fourth quarter of 1996 were above security analysts' average estimates for 56% of the companies, below estimates for 27% and matched the estimates for 17% of companies analyzed.
    To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
    Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
TEAM EFFORT
    Managing your investment assets is certainly a team effort. In our last shareholder's letter I described our research work and the significant part our team of analysts plays in selecting investments for your Fund. The effort employed to manage your assets is much broader, and this letter will review some of the other hard work involved on your behalf.
    Your Dreyfus Growth Opportunity Fund is managed in a disciplined manner. It is a stock fund, and you should realize that, by owning this Fund, you will always have stock market exposure. This Fund selects companies which have the opportunity for growth, traditionally labeled value stocks. All investment managers look for companies which are growing; a value manager looks for these growing companies, but is price-sensitive, and does not want to pay much for them. Further, your Fund often buys and sells stocks based on the level of interest rates, in a disciplined process designed to both protect your assets in a potentially negative stock market environment, and to allow market participation in a potentially positive stock market environment. Your Fund has established various buy and sell criteria which help maintain this disciplined process of managing the Fund. Both an extensive team of research analysts and proprietary computer models are employed in this process. Finally, the experience of your portfolio manager provides both the final determination about whether to buy or sell a security, and the overall structure of the portfolio of investments.

    Trading is another area where we attempt to add value. Dreyfus has dedicated security traders who focus on implementing the investment decisions of the portfolio manager. This team of traders works hard to achieve the best prices possible when the securities in your Fund are bought or sold. Both the experience of these traders and the portfolio manager's guidelines for each trade are part of this process. Additionally, the traders provide a flow of timely information to the analysts and portfolio manager.
    The accounting team at Dreyfus also works hard to make sure that, among other duties, security trades settle properly, that available cash is properly calculated, and that the daily value of the Fund is exact. Our legal staff seeks to monitor compliance with all legal and regulatory requirements, and to keep us apprised of new legal developments. Finally, our marketing team makes sure that our shareholders receive regular communication on the Fund and other pertinent information.
    Managing your assets is a team effort at The Dreyfus Corporation. PORTFOLIO FOCUS
    Investment results during this annual period benefited from holdings such as Great Western Financial, Nationsbank, BankAmerica, McKesson, Allegiance, Cooper Cameron, Xerox, and Telebras, A.D.R., the Brazilian telephone company. Relative performance results were penalized by holdings including First Brands, La Quinta Inns, Grand Casinos, Lockheed Martin, Cabletron Systems, Consolidated Freightways and Northeast Utilities.
    It is both an honor and a pleasure to be managing your investment assets.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
March 19, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index

DREYFUS GROWTH OPPORTUNITY FUND, INC.                     FEBRUARY 28, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GROWTH OPPORTUNITY FUND, INC.
AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
  [Exhibit A:
$201,709
Standard & Poor's 500
Composite Stock
Price Index*
Dollars
$166,808
Dreyfus Growth
Opportunity Fund
2/4/72
(years shown above are as of month end February)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
           One Year Ended              Five Years Ended            Ten Years Ended          From Inception (2/4/72)
         February 28, 1997            February 28, 1997           February 28, 1997           to February 28, 1997
         --------------------         --------------------       --------------------      -----------------------
               22.35%                       9.44%                       10.45%                       11.88%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/4/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/72 is used as the beginning value on 2/4/72. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely-accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                             FEBRUARY 28, 1997
Common Stocks-94.0%                                                                                  Shares              Value
                                                                                                     -------            -------
  Consumer Durables-4.3%             General Motors.........................                         154,000     $    8,912,750
                                     Newell.................................                         300,000         11,137,500
                                                                                                                        -------
                                                                                                                     20,050,250
                                                                                                                        -------
  Consumer Non-Durables-10.2%        First Brands...........................                         340,000          8,457,500
                                     Kimberly-Clark.........................                          90,000          9,540,000
                                     Philip Morris Cos......................                          77,000         10,404,625
                                     Reebok International...................                         207,000          9,677,250
                                     Warnaco Group, Cl. A...................                         312,000          9,945,000
                                                                                                                        -------
                                                                                                                     48,024,375
                                                                                                                        -------
  Consumer Services-2.6%             Grand Casinos..........................                         292,500          3,217,500
                                     La Quinta Inns.........................                         450,000          8,887,500
                                                                                                                        -------
                                                                                                                     12,105,000
                                                                                                                        -------
  Electronic Technology-13.6%        Cabletron Systems                                               244,000 (a)      7,320,000
                                     Intel..................................                          71,000         10,073,125
                                     International Business Machines........                          58,000          8,337,500
                                     Lockheed Martin........................                         100,000          8,850,000
                                     Micron Technology......................                         295,000         11,062,500
                                     Seagate Technology.....................                         230,000 (a)     10,867,500
                                     Storage Technology.....................                         185,000 (a)      7,723,750
                                                                                                                        -------
                                                                                                                     64,234,375
                                                                                                                        -------
  Energy Minerals-5.8%               Mobil..................................                          70,000          8,592,500
                                     Phillips Petroleum.....................                         215,000          8,895,625
                                     Tosco..................................                         358,500          9,993,188
                                                                                                                        -------
                                                                                                                     27,481,313
                                                                                                                        -------
  Finance-15.8%                      Allstate...............................                         146,000          9,252,750
                                     BankAmerica............................                          91,000         10,351,250
                                     Chase Manhattan........................                         103,000         10,312,875
                                     Federal Home Loan Mortgage.............                         352,000         10,472,000
                                     Great Western Financial................                         310,000         13,601,250
                                     NationsBank............................                         200,000         11,975,000
                                     PMI Group..............................                         160,000          8,760,000
                                                                                                                        -------
                                                                                                                     74,725,125
                                                                                                                        -------
  Health Services-4.4%               Allegiance.............................                         381,000         10,048,875
                                     McKesson...............................                         160,000         10,600,000
                                                                                                                        -------
                                                                                                                     20,648,875
                                                                                                                        -------
  Health Technology-2.3%             Forest Laboratories, Cl. A.............                         285,000 (a)     10,865,625
                                                                                                                        -------
  Industrial Services-1.9%           Cooper Cameron.........................                         136,000 (a)      8,908,000
                                                                                                                        -------
  Non-Energy Minerals-2.4%           Aluminum Co. of America                                         157,000         11,186,250
                                                                                                                        -------
  Process Industries-2.0%            duPont (E.I.) de Nemours                                         87,000          9,330,750
                                                                                                                        -------
  Producer Manufacturing-10.2%       General Signal..                                                200,000          8,725,000
                                     Masco...................................                        280,000          9,835,000
                                     Olin....................................                        227,000          9,080,000

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 FEBRUARY 28, 1997
Common Stocks (continued)                                                                             Shares             Value
                                                                                                     -------            -------
        Producer
  Manufacturing (continued)          Raychem.................................                        108,000     $    9,193,500
                                     Xerox...................................                        183,000         11,437,500
                                                                                                                        -------
                                                                                                                     48,271,000
                                                                                                                        -------
  Retail Trade-4.1%                  Dayton Hudson..........................                         225,000          9,450,000
                                     Pier 1 Imports.........................                         565,000          9,816,875
                                                                                                                        -------
                                                                                                                     19,266,875
                                                                                                                        -------
  Transportation-2.1%                Consolidated Freightways...............                         400,000          9,900,000
                                                                                                                        -------
  Utilities-12.3%                    Coastal................................                         205,000          9,327,500
                                     El Paso Natural Gas....................                         189,996         10,188,535
                                     Hong Kong Telecom, A.D.R...............                         520,000          9,035,000
                                     Northeast Utilities....................                         762,000          7,905,750
                                     Telecomunicacoes Brasileirs-Telebras, A.D.R                     115,000         11,155,000
                                     Tenaga Nasional Berhad.................                       2,185,000         10,480,250
                                                                                                                        -------
                                                                                                                     58,092,035
                                                                                                                        -------
                                     TOTAL COMMON STOCKS
                                       (cost $382,967,168)..................                                       $443,089,848
                                                                                                                        =======
Convertible Preferred Stocks-2.3%
                                     Energy Minerals;Petroleo Brasileiro S/A-Petrobras
                                       (cost $9,682,620)....................                          53,000      $  10,843,087
                                                                                                                        =======
Principal
Short-Term Investments-3.5%                                                                          Amount
                                                                                                     -------
               U.S. Treasury Bills:  5.30%, 3/13/97.........................                 $       101,000     $      100,841
                                     5.29%, 4/10/97.........................                         507,000            504,186
                                     5.12%, 4/24/97.........................                         394,000            391,029
                                     5.26%, 5/15/97.........................                       5,304,000          5,248,096
                                     5.05%, 5/22/97.........................                       4,405,000          4,354,255
                                     5.30%, 5/29/97.........................                       6,077,000          6,000,551
                                                                                                                        -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $16,601,692)...................                                      $  16,598,958
                                                                                                                        =======
TOTAL INVESTMENTS (cost $409,251,480).......................................                           99.8%       $470,531,893
                                                                                                        ====            =======
CASH AND RECEIVABLES (NET)..................................................                             .2%      $   1,128,269
                                                                                                        ====            =======
NET ASSETS..................................................................                          100.0%       $471,660,162
                                                                                                        ====            =======
Notes to Statement of Investments:
    (a) Non-income producing.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  FEBRUARY 28, 1997
                                                                                                     Cost             Value
                                                                                                   -------           -------
ASSETS:                          Investments in securities-See Statement of Investments       $409,251,480      $470,531,893
                                 Cash.......................................                                         279,113
                                 Dividends receivable.......................                                         848,776
                                 Receivable for investment securities sold..                                         429,479
                                 Prepaid expenses...........................                                          50,572
                                                                                                                     -------
                                                                                                                 472,139,833
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       331,263
                                 Payable for shares of Common Stock redeemed                                          70,889
                                 Accrued expenses...........................                                          77,519
                                                                                                                     -------
                                                                                                                     479,671
                                                                                                                     -------
NET ASSETS..................................................................                                    $471,660,162
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                    $384,675,853
                                 Accumulated undistributed investment income-net                                     590,413
                                 Accumulated net realized gain (loss) on investments                              25,115,743
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                 61,278,153
                                                                                                                     -------
NET ASSETS..................................................................                                    $471,660,162
                                                                                                                     =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                      46,147,406
NET ASSET VALUE, offering and redemption price per share....................                                          $10.22
                                                                                                                     =======







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS                                                                   YEAR ENDED FEBRUARY 28, 1997
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $52,755 foreign taxes
                                     withheld at source)....................                   $  7,776,646
                                 Interest...................................                        793,616
                                                                                                    -------
                                     Total Income...........................                                      $  8,570,262
EXPENSES:                        Management fee-Note 3(a)...................                      3,268,604
                                 Shareholder servicing costs-Note 3(b)......                      1,067,204
                                 Directors' fees and expenses-Note 3(c).....                         74,079
                                 Registration fees..........................                         72,209
                                 Professional fees..........................                         59,761
                                 Custodian fees-Note 3(b)...................                         46,709
                                 Prospectus and shareholders' reports.......                         33,447
                                 Interest-Note 2............................                          3,179
                                 Miscellaneous..............................                          2,875
                                                                                                    -------
                                     Total Expenses.........................                                         4,628,067
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         3,942,195
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                    $76,302,661
                                 Net realized gain (loss) on forward
                                     currency exchange contracts............                      1,164,623
                                 Net realized gain (loss) on financial futures
                                     Short transactions.....................                        232,200
                                                                                                    -------
                                     Net Realized Gain (Loss)...............                                        77,699,484
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                         9,461,455
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        87,160,939
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $91,103,134
                                                                                                                       =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended          Year Ended
                                                                                          February 28, 1997  February 29, 1996
                                                                                            ---------------    ---------------
OPERATIONS:
  Investment income-net..............................................                       $     3,942,195    $     3,652,873
  Net realized gain (loss) on investments............................                            77,699,484         50,930,644
  Net unrealized appreciation (depreciation) on investments..........                             9,461,455         42,207,027
                                                                                                   --------           --------
    Net Increase (Decrease) in Net Assets Resulting from Operations..                            91,103,134         96,790,544
                                                                                                   --------           --------
DIVIDENDS TO SHAREHOLDERS:
  From investment income-net.........................................                            (3,443,419)        (4,560,750)
  From net realized gain on investments..............................                           (51,853,831)       (49,121,207)
  In excess of net realized gain on investments......................                                ---              (729,910)
                                                                                                   --------           --------
    Total Dividends..................................................                           (55,297,250)       (54,411,867)
                                                                                                   --------           --------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold......................................                           662,770,682        328,651,642
  Dividends reinvested...............................................                            53,467,286         52,738,775
  Cost of shares redeemed............................................                          (699,623,243)      (376,842,186)
                                                                                                   --------           --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions                            16,614,725          4,548,231
                                                                                                   --------           --------
      Total Increase (Decrease) in Net Assets........................                            52,420,609         46,926,908
NET ASSETS:
  Beginning of Period................................................                           419,239,553        372,312,645
                                                                                                   --------           --------
  End of Period......................................................                         $ 471,660,162      $ 419,239,553
                                                                                                   ========           ========
UNDISTRIBUTED INVESTMENT INCOME-NET..................................                      $        590,413      $      91,637
                                                                                                   --------           --------
                                                                                                    Shares             Shares
                                                                                                   --------           --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold........................................................                            65,581,850         34,615,381
  Shares issued for dividends  reinvested.............................                            5,657,914          5,855,690
  Shares redeemed....................................................                           (68,950,505)       (39,577,869)
                                                                                                   --------           --------
    Net Increase (Decrease) in Shares Outstanding....................                             2,289,259            893,202
                                                                                                   ========           ========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                             Fiscal Year Ended February,
                                                             --------------------------------------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........             $  9.56     $  8.67      $10.89      $12.21      $13.20
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income (loss)-net.................                 .10         .10         .10        (.02)        .01
    Net realized and unrealized gain (loss)
      on investments.............................                1.93        2.19        (.38)       1.30        (.98)
                                                                 ----        ----        ----        ----        ----
    Total from Investment Operations.............                2.03        2.29        (.28)       1.28        (.97)
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........                (.09)       (.12)       (.09)         --        (.02)
    Dividends from net realized gain on investments             (1.28)      (1.26)      (1.80)      (2.60)         --
    Dividends in excess of net realized gain on investments        --        (.02)       (.05)         --          --
                                                                 ----        ----        ----        ----        ----
    Total Distributions..........................               (1.37)      (1.40)      (1.94)      (2.60)       (.02)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............              $10.22     $  9.56     $  8.67      $10.89      $12.21
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................               22.35%      27.37%      (2.11%)     11.07%      (7.36%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.06%       1.04%       1.10%       1.09%       1.00%
    Ratio of net investment income (loss)
      to average net assets......................                 .91%        .91%       1.09%       (.14%)       .11%
    Portfolio Turnover Rate......................              137.38%     268.40%     242.75%     194.59%      90.03%
    Average commission rate paid *...............              $.0578      $.0790          --          --          --
    Net Assets, end of period (000's Omitted)....           $ 471,660    $419,240    $372,313    $463,323    $569,791
    *For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the
DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At February 28, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding under a previous line of credit during the period ended February 28, 1997 was approximately $48,000, with a related weighted average annualized interest rate of 6.57%. The maximum amount borrowed under this line of credit at any time during the period ended February 28, 1997 was $10.1 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also includes loan commitment fees) and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Manager will bear such excess expense, for any full fiscal year. No expense reimbursement was required for the period ended February 28, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $656,286 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $268,918 during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period from May 10, 1996 through February 28, 1997, $37,436 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short term securities, financial futures and forward currency exchange contracts, during the period ended February 28, 1997, amounted to $576,334,987 and $614,712,306, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts
DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) which is typically limited to the unrealized gain on each contract. At February 28, 1997, there were no forward currency exchange contracts outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1997, there were no financial futures contracts outstanding.
    (B) At February 28, 1997, accumulated net unrealized appreciation on investments was $61,280,413, consisting of $70,217,623 gross unrealized appreciation and $8,937,210 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GROWTH OPPORTUNITY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH OPPORTUNITY FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc. at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
April 2, 1997


DREYFUS GROWTH OPPORTUNITY FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.395 per share as a long-term capital gain distribution of the $1.365 per share paid on December 16, 1996.
    The Fund also designates 13.29% of the ordinary dividends paid during the fiscal year ended February 28, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.



[Dreyfus lion "d" logo]
Registration Mark
DREYFUS GROWTH
OPPORTUNITY FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            018AR972
Dreyfus logo]
Registration Mark
Growth
Opportunity
Fund, Inc.
Annual Report
February 28, 1997